Investments and Marketable Securities	12 Months Ended
Dec. 31, 2024
Investments, Debt and Equity Securities [Abstract]
Investments and Marketable Securities

3. Investments and Marketable Securities

Marketable Securities

The Company determines the fair values of its financial instruments based on the fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The following three levels of inputs may be used to measure fair value:

Level 1 inputs utilize unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2 inputs utilize other-than-quoted prices that are observable, either directly or indirectly and include quoted prices for similar assets and liabilities in active markets, and inputs such as interest rates and yield curves that are observable at commonly quoted intervals; and

Level 3 inputs are unobservable and are typically based on our own assumptions, including situations where there is little, if any, market activity.

The Company’s marketable securities are highly liquid and are quoted on major exchanges and are therefore classified as Level 1 securities.

The following table summarizes the Company’s assets that were measured and recognized at fair value as of December 31, 2024 and 2023:

	Level 1	Level 2	Level 3	Total
Balance at December 31, 2022	$3,216,280	$-	$-	$3,216,280
Purchases	11,293,184	-	-	11,293,184
Sales	(14,565,358)	-	-	(14,565,358)
Change in fair value	58,849	-	-	58,849
Balance at December 31, 2023	$2,955	$-	$-	$2,955
Purchases	9,273	-	-	9,273
Sales	(12,576)	-	-	(12,576)
Change in fair value	348	-	-	348
Balance at December 31, 2024	$-	$-	$-	$-

Investments

Evtec Group Limited (“Evtec Group”) operates through a single subsidiary, Evtec Automotive Limited, as a supplier of critical automotive parts to the automobile manufacturing industry. Evtec Group is based in the UK and provides complete assemblies to auto manufacturers, simplifying sourcing, saving time on procurement, and increasing production efficiency. Their pick and pack service supplies aftermarket automotive products, as well as offering kitting and fulfilment for non-automotive businesses. Their business focuses on premium luxury brands and a market transition to electric vehicles and includes Jaguar Land Rover Group as their largest customer.

On June 9, 2023, the Company entered into a Securities Exchange Agreement (the Securities Exchange Agreement”) with Evtec Group whereby the Company issued 2,400,000 shares of Series B Convertible Preferred Stock (the “Series B Stock”) (Note 4) in exchange for 4,086 preferred shares of Evtec Group. Upon conversion of the Series B Stock, the 2,400,000 shares would represent approximately 43% of the total common shares outstanding. The Evtec Group preferred shares were convertible into common shares of Evtec Group on a one-for-one basis upon a change in control or the listing of Evtec Group on Nasdaq or the London Stock Exchange. The preferred shares of Evtec Group were converted into common shares representing approximately 13% of Evtec Group.

The Company’s initial investment in Evtec Group was measured at $8,424,000 in accordance with ASC 820-10-30. The value of the Series B Stock issued by the Company was set by the closing price of its common stock on the day prior to closing of $3.51 as reported by Nasdaq. As a result, the 2,400,000 Series B Stock shares were valued at $8,424,000 which was determined to be the cost of the investment recorded pursuant to ASC 321-10-35. The investment was reviewed for impairment as of December 31, 2024.

On November 24, 2023, the Company entered into a Binding Amendment to Amended Letter of Intent (the “LOI Amendment”) with Evtec Group, Evtec Automotive Limited, and Evtec Aluminium (collectively the “Evtec Companies), which amended a non-binding Amended Letter of Intent (the “LOI”) dated April 14, 2023. Pursuant to the LOI Amendment, the Company agreed to continue to negotiate in good faith to consummate a proposed acquisition of the Evtec Companies contemplated by the LOI (the “Proposed Transaction”), subject to the terms of the LOI Amendment.

As a condition to the Company’s continued good faith negotiations regarding the Proposed Transaction, the Evtec Companies (i) paid the Company aggregate extension fees totaling $400,000, (ii) provided extension advances of $1,293,000 (iii) paid the Company $175,000, as reimbursement of legal expenses incurred, (iv) forfeited and returned the 2,400,000 shares of the Series B Stock acquired by Evtec Group under the terms of the Securities Exchange Agreement, and (v) permitted the Company to convert each of the 4,086 preferred shares of Evtec Group issued to the Company pursuant to the Securities Exchange Agreement into one ordinary share of Evtec Group.

As provided for in the LOI Amendment, Evtec Group entered into a Forfeiture Agreement with the Company dated November 28, 2023 pursuant to which Evtec Group forfeited all of its right, title and interest in and to the 2,400,000 shares of Series B Stock acquired by Evtec Group pursuant to the Securities Exchange Agreement in order to further induce the Company to continue to negotiate in good faith to consummate the Proposed Transaction. Pursuant to the Forfeiture Agreement, the Company has no obligation to make any payment to Evtec Group, in cash or otherwise, for any such Series B Stock that are so forfeited. The shares of Series B Stock forfeited by Evtec Group were cancelled as of the date of the Forfeiture Agreement. In addition, Evtec Group converted the Evtec Group preferred shares held by the Company into 4,086 ordinary shares.

On December 12, 2023, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Evtec Aluminium, and the shareholders of Evtec Aluminium (“Sellers”).

On July 1, 2024, the Company entered into a Convertible Loan Agreement with Evtec Aluminium pursuant to which the Company loaned Evtec Aluminum $1,150,000 (the “Evtec Loan”). The Evtec Loan is unsecured, bears interest at 12% per annum and has a maturity date of one year from the date of issuance. The Evtec Loan is convertible into Evtec Aluminum ordinary shares at the rate of $1,197.92 per share at any time at the option of Blackboxstocks and converts automatically upon the closing of the Share Exchange Agreement (as defined below)..

The Company’s initial investment in Evtec Group was measured at $8,520,000 in accordance with ASC 820-10-30. The value of the Series B Stock issued by the Company was set by the closing price of its common stock on the day prior to closing of $3.51 as reported by Nasdaq. As a result, the 2,400,000 Series B Stock shares were valued at $8,424,000.

On January 13, 2025, pursuant to Section 8.1 of the Share Exchange Agreement, the Company and Evtec Aluminum entered into a termination agreement (the “Termination Agreement”) pursuant to which the parties mutually agreed to terminate the Share Exchange Agreement. As a result of the Termination Agreement, the Share Exchange Agreement will be of no further force an effect (other than certain customary limited provisions that survive termination pursuant to the terms of the Share Exchange Agreement) and any ancillary agreements entered into in connection with the Share Exchange Agreement will also automatically terminate in accordance with their respective terms. See Note 11

Prior to the Termination Agreement, Evtec Aluminium provided $1,292,980 of financial support to the Company that remains outstanding at December 31, 2024.